UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023

T Series Middle Market Loan Fund LLC
(Exact name of registrant as specified in its charter)

Delaware	814-01453	27-0279273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1585 Broadway New York, NY		10036
(Address of principal executive offices)		(Zip Code)

1 (212) 761-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02. Unregistered Sales of Equity Securities.

On April 28, 2023, the Company delivered a capital drawdown notice relating to the sale of approximately 5,235,602 of the Company’s common units, (the “Common Units”) for an aggregate offering price of $100 million. The sale closed on May 12, 2023.

The sale of Common Units was made pursuant to a subscription agreement. Under the terms of the subscription agreement, an investor is required to fund drawdowns to purchase Common Units up to the amount of its capital commitment on an as-needed basis with a minimum of ten business days’ prior notice.

The issuance of the Common Units is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and Regulation D thereunder. The Company relied, in part, upon representations from each investor in the subscription agreement that such investor was an accredited investor as defined in Regulation D under the Securities Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The First Amendment to First Amended and Restated Limited Liability Company Agreement of T Series Middle Market Loan Fund LLC (the "First Amendment") was entered into effective as of May 16, 2023. The First Amendment revised the Company's limited liability company agreement to correct certain clerical errors in Sections 3.9 and 4.4 of the agreement.

The description above is only a summary of the material provisions of the First Amendment and is qualified in its entirety by reference to the copy of the First Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 First Amendment to First Amended and Restated Limited Liability Company Agreement of T Series Middle Market Loan Fund LLC, dated as of May 16, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2023	T Series Middle Market Loan Fund LLC

	By:	/s/ Venugopal Rathi
Venugopal Rathi
Chief Financial Officer